UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

PDL Community Bancorp

(Exact name of Registrant as Specified in Its Charter)

Federal	001-38224	82-2857928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue Bronx, NY		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On December 28, 2021, PDL Community Bancorp (“PDL”) held a special meeting of stockholders. The items voted upon at the special meeting and the votes for each proposal were as follows:

1. The approval of a plan of conversion and reorganization, whereby Ponce Bank Mutual Holding Company (“Ponce Bank MHC”) and PDL Community Bancorp, will convert and reorganize from the mutual holding company structure to the stock holding company structure, as more fully described in the attached proxy statement.

For	Against	Withhold/Abstain	Broker Non-Votes
15,242,314	37,667	3,414	0

2. The approval of the funding of the Ponce De Leon Foundation (the “Foundation”) with a contribution equal to 3% of the shares sold in the concurrent offering, up to 416,588 shares of common stock at the adjusted maximum of the shares to be offered, and $1.0 million in cash, for a total contribution of up to $5.2 million.

For	Against	Withhold/Abstain	Broker Non-Votes
15,036,789	237,850	8,696	0

3. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization and/or the funding of the Foundation.

For	Against	Withhold/Abstain	Broker Non-Votes
13,531,362	1,735,033	17.000	0

4. The approval of a provision in Ponce Financial Group, Inc.’s articles of incorporation requiring a super-majority vote of stockholders to approve certain amendments to Ponce Financial Group, Inc.’s articles of incorporation.

For	Against	Withhold/Abstain	Broker Non-Votes
12,655,229	2,604,683	23,483	0

5. The approval of a provision in Ponce Financial Group, Inc.’s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to Ponce Financial Group, Inc.’s bylaws.

For	Against	Withhold/Abstain	Broker Non-Votes
12,651,401	2,608,749	23,184	0

6. The approval of a provision in Ponce Financial Group, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Ponce Financial Group, Inc.’s outstanding voting stock.

For	Against	Withhold/Abstain	Broker Non-Votes
12,702,985	2,554,817	25,533	0

Item 9.01Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PDL Community Bancorp

Date: January 3, 2022	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer